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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

     Listed below are subsidiaries of CIGNA Corporation as of December 31, 1994 with their jurisdictions of organization shown in parentheses. Those subsidiaries not listed would not, in the aggregate, constitute a "significant subsidiary" of CIGNA Corporation, as that term is defined in Rule 1-02(v) of Regulation S-X.

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CIGNA Holdings, Inc. (Delaware)
  I.  Connecticut General Corporation (Connecticut)
      A.    CG Trust Company (Illinois)
      B.    CIGNA Associates, Inc. (Connecticut)
      C.    CIGNA Benefits Processing Ireland Ltd. (Delaware)
      D.    CIGNA Dental Health, Inc. (Florida)
            (1)    CIGNA Dental Health of California, Inc. (California)
            (2)    CIGNA Dental Health of Colorado, Inc. (Colorado)
            (3)    CIGNA Dental Health of Delaware, Inc. (Delaware)
            (4)    CIGNA Dental Health of Florida, Inc. (Florida)
            (5)    CIGNA Dental Health of Illinois, Inc. (Illinois)
            (6)    CIGNA Dental Health of Kansas, Inc. (Kansas)
            (7)    CIGNA Dental Health of Kentucky, Inc. (Kentucky)
            (8)    CIGNA Dental Health of Maryland, Inc. (Delaware)
            (9)    CIGNA Dental Health of New Jersey, Inc. (New Jersey)
            (10)   CIGNA Dental Health of New Mexico, Inc. (New Mexico)
            (11)   CIGNA Dental Health of North Carolina, Inc. (North Carolina)
            (12)   CIGNA Dental Health of Ohio, Inc. (Ohio)
            (13)   CIGNA Dental Health of Pennsylvania, Inc. (Pennsylvania)
            (14)   CIGNA Dental Health of Texas, Inc. (Texas)
      E.    CIGNA Financial Partners, Inc. (Connecticut)
      F.    CIGNA Health Corporation (Delaware)
            (1)    CIGNA HealthCare, Inc. (Delaware)
                   (a)    CIGNA HealthCare Mid-Atlantic, Inc. (Maryland)
                   (b)    CIGNA HealthCare of Arizona, Inc. (Arizona)
                          (i)     CIGNA Community Choice, Inc. (Arizona)
                   (c)    CIGNA HealthCare of California, Inc. (California)
                          (i)     Ross-Loos Healthplan of California, Inc. (California)
                   (d)    CIGNA HealthCare of Colorado, Inc. (Colorado)
                   (e)    CIGNA HealthCare of Connecticut, Inc. (Connecticut)
                   (f)    CIGNA HealthCare of Delaware, Inc. (Delaware)
                   (g)    CIGNA HealthCare of Florida, Inc. (Florida)
                   (h)    CIGNA HealthCare of Georgia, Inc. (Georgia)
                   (i)    CIGNA HealthCare of Illinois, Inc. (Delaware) (99.6%)
                   (j)    CIGNA HealthCare of Kansas/Missouri, Inc. (Kansas)
                   (k)    CIGNA Healthplan of Louisiana, Inc. (Louisiana)
                   (l)    CIGNA HealthCare of Massachusetts, Inc. (Massachusetts)
                   (m)    CIGNA HealthCare of New Jersey, Inc. (New Jersey)
                   (n)    CIGNA HealthCare of New York, Inc. (New York)
                   (o)    CIGNA HealthCare of North Carolina, Inc. (North Carolina)
                   (p)    CIGNA HealthCare of North Louisiana, Inc. (Louisiana)
                   (q)    CIGNA HealthCare of Northern New Jersey, Inc. (New Jersey)
                   (r)    CIGNA HealthCare of Ohio, Inc. (Ohio)
                   (s)    CIGNA HealthCare of Oklahoma, Inc. (Oklahoma)
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                   (t)    CIGNA HealthCare of Pennsylvania, Inc. (Pennsylvania)
                   (u)    CIGNA HealthCare of St. Louis, Inc. (Missouri)
                   (v)    CIGNA HealthCare of Tennessee, Inc. (Tennessee)
                   (w)    CIGNA HealthCare of Texas, Inc. (Texas)
                   (x)    CIGNA HealthCare of Utah, Inc. (Utah)
                   (y)    CIGNA HealthCare of Virginia, Inc. (Virginia)
                   (z)    Lovelace Health Systems, Inc. (New Mexico)
                   (aa)   Ross-Loos Hospital, Inc. (California)
                   (bb)   Temple Insurance Company Limited (Bermuda)
      G.    CIGNA RE Corporation (Delaware)
      H.    CIGNA Financial Advisors, Inc. (Connecticut)
      I.    Connecticut General Life Insurance Company (Connecticut)
            (1)    CIGNA Life Insurance Company (Connecticut)
            (2)    ICO, INC. (Delaware)
            (3)    Quebec Street Investments, Inc. (Delaware)
      J.    Connecticut General Pension Services, Inc. (Connecticut)
      K.    INA Life Insurance Company of New York (New York)
      L.    International Rehabilitation Associates, Inc. d/b/a Intracorp (Delaware)
      M.    Life Insurance Company of North America (Pennsylvania)
            (1)    CIGNA Life Insurance Company of Canada (Canada)
            (2)    CIGNA Private Equities, Inc. (Delaware)
            (3)    CIGNA Road & Travel Club, Inc. (Texas)
            (4)    INA Life Insurance Co., Ltd. (Japan) (90%)
      N.    MCC Behavioral Care, Inc. (Minnesota)
            (1)    MCC Behavioral Care of California, Inc. (California)
      O.    TEL-DRUG, INC. (South Dakota)
 II.  INA Corporation (Pennsylvania)
      A.    INA Financial Corporation (Delaware)
            (1)    Allied Insurance Company (California)
            (2)    CIGNA International Holdings, Ltd. (Delaware)
                   (a)    Afia Finance Corporation (Delaware)
                          (i)     CIGNA Reinsurance New Zealand Limited (New Zealand)
                          (ii)    Delaware Reinsurance Company (Delaware)
                   (b)    CIGNA Brasil Empreendimentos Ltda. (Brazil)
                          (i)     CIGNA Seguradora S.A. (Brazil) (85.8% with 13.792% owned by other
                                  CIGNA subsidiaries)
                   (c)    CIGNA Compania de Seguros (Chile) S.A. (Chile) (99.06%)
                   (d)    CIGNA G.B. Holdings, Ltd. (Delaware)
                          (i)     CIGNA Reinsurance Company (UK) Limited (United Kingdom)
                          (ii)    Insurance Company of North America (U.K.) Limited (United Kingdom)
                   (e)    CIGNA Insurance Australia Limited (Australia)
                          (i)     CIGNA Life Insurance Australia Limited (Australia)
                   (f)    CIGNA Insurance Company (Hellas) S.A. (Greece) (99.58% with balance owned by another CIGNA subsidiary)
                   (g)    CIGNA Insurance Company of Puerto Rico (Puerto Rico)
                   (h)    CIGNA Insurance New Zealand Limited (New Zealand)
                          (i)     CIGNA Life Insurance New Zealand Limited (New Zealand)
                   (i)    CIGNA International Reinsurance Company Ltd. (Bermuda)
                          (i)     CIGNA Insurance Company of Europe S.A.-N.V. (Belgium)
                                  (A)   CIGNA Life Insurance Company of Europe S.A.-N.V. (Belgium)
                                  (B)   CIGNA SICAV I (France) (99.97% with balance owned by another
                                        CIGNA subsidiary)
                   (j)    CIGNA Overseas Finance N.V. (Netherlands Antilles)
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
                   (k)    CIGNA International Corporation (Delaware)
                   (l)    Delpanama S.A. (Panama)
                          (i)     CIGNA Compania de Seguros de Panama S.A. (Panama)
                   (m)    Inversiones INA Limitada (Chile) (98.603% with balance owned by another
                          CIGNA subsidiary)
                          (i)     Administradora de Fondos de Pensiones Qualitas S.A. (Chile) (99.947%
                                  with balance owned by another CIGNA subsidiary)
                          (ii)    CIGNA Compania de Seguros de Vida (Chile) S.A. (Chile) (98.64% with balance owned by non-affiliate)
                          (iii)   CIGNA Salud Isapre S.A. (Chile) (99.994% with balance owned by another CIGNA subsidiary)
                   (n)    LATINA Holdings, Ltd. (Delaware)
                          (i)     CIGNA Seguros de Colombia S.A. (Colombia) (85.763% with balance owned by other CIGNA subsidiaries and non-affiliate)
                          (ii)    Colina Insurance Company Limited (Bahamas)
                          (iii)   Empresa Guatemalteca CIGNA de Seguros, Sociedad Anonima
                                  (Guatemala)
                   (o)    Seguros CIGNA, S.A. (Mexico) (49%)
            (3)    CIGNA Property and Casualty Insurance Company (Connecticut)
                   (a)    AFIA (CIGNA) Corporation, Limited (Delaware)
                   (b)    ALIC, Incorporated (Texas) (Management Company and Attorney-In-Fact)
                          (i)     CIGNA Lloyds Insurance Company (A sponsored Lloyds association)
                                  (Texas)
                   (c)    Century Indemnity Company (Connecticut)
                   (d)    Century Reinsurance Company (Delaware)
                   (e)    CIGNA Fire Underwriters Insurance Company (Connecticut)
                   (f)    CIGNA Insurance Company (California)
                          (i)     Pacific Employers Insurance Company (California)
                                  (A)   CIGNA Insurance Company of Texas (Texas)
                                  (B)   Illinois Union Insurance Company (Illinois)
                   (g)    CIGNA Insurance Company of the Midwest (Indiana)
                   (h)    CIGNA Real Estate, Inc. (Delaware)
                          (i)     Congen Properties, Inc. (Delaware)
                   (i)    Connecticut General Fire and Casualty Insurance Company (Connecticut)
            (4)    CIGNA Reinsurance Company (Delaware)
                   (a)    Bankers Standard Insurance Company (Florida)
                          (i)     Bankers Standard Fire and Marine Company (Texas)
                   (b)    CIGNA Worldwide Insurance Company (Delaware)
                          (i)     CIGNA Reinsurance Company S.A.-N.V. (Belgium)
                          (ii)    P.T. Asuransi Niaga CIGNA Life (Indonesia) (60% with balance owned by non-affiliates)
            (5)    Cravens, Dargan & Company, Pacific Coast (Delaware)
            (6)    ESIS, Inc. (California)
            (7)    ESIS International, Inc. (Delaware)
            (8)    INAC Corp. (Delaware)
            (9)    INAC Corp. of California (California)
            (10)   Insurance Company of North America (Pennsylvania)
                   (a)    AFIA (INA) Corporation, Limited (Delaware)
                          (i)     AFIA (Unincorporated Association) (60% with balance owned by AFIA
                                  (CIGNA) Corporation, Limited)
                   (b)    Atlantic Employers Insurance Company (New Jersey)
                   (c)    CIGNA Employers Insurance Company (Delaware)
                   (d)    CIGNA Insurance Company of Ohio (Ohio)
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                   (e)    Coast to Coast Corporation (Texas)
                          (i)     INA County Mutual Insurance Company (Managed Mutual Insurer) (Texas)
                   (f)    INACAN Holdings Ltd. (Canada)
                          (i)     CIGNA Insurance Company of Canada (Ontario) (99.96% with balance owned by another CIGNA affiliate)
                   (g)    Indemnity Insurance Company of North America (New York)
                          (i)     Alaska Pacific Assurance Company (Alaska)
                          (ii)    CIGNA Insurance Company of Illinois (Illinois)
                          (iii)   CIGNA Specialty Insurance Company
            (11)   MarketDyne International, Inc. (Delaware)
            (12)   Recovery Services International, Inc. (Delaware)
            (13)   Trans Asian Insurance Services, Inc. (California)
III.  CIGNA Investment Group, Inc. (Delaware)
      A.    CIGNA International Finance Inc. (Delaware)
            (1)    CIGNA International Investment Advisors, Ltd. (Delaware)
                   (a)    CIGNA International Investment Advisors Australia Limited (Australia)
                   (b)    CIGNA International Investment Advisors K.K. (Japan)
      B.    CIGNA Investment Advisory Company, Inc. (Delaware)
      C.    CIGNA Investments, Inc. (Delaware)
            (1)    CIGNA Advisory Partners, Inc. (Delaware)
            (2)    CIGNA Leveraged Capital Fund, Inc. (Delaware)
      D.    Philadelphia Investment Corporation of Delaware (Delaware)
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